Q3 2014 EARNINGS REVIEW October 21, 2014 Exhibit 99.2

FORWARD-LOOKING STATEMENTS
This presentation contains “forward-looking statements” within the meaning of the Private Securities
Litigation Reform Act of 1995.  These statements relate to future events, are not historical facts and are based on our current expectations and assumptions regarding our business, the economy and other future conditions.  These statements can generally be identified by lead-in words such as “believe”,
“expect”, “anticipate”, “intend”, “plan”, “foresee”, “may” ,”will” and other similar words.  Statements that describe our Company’s objectives, plans or goals are also forward-looking statements.  Examples of such forward-looking information we may be discussing in this presentation include, without limitation, anticipated 2014 industry new vehicle sales volume, the implementation of growth and operating strategies, including acquisitions of dealerships and properties, the development of open points and stand-alone pre-owned stores, the return of capital to shareholders , anticipated future success and impacts from the implementation of our strategic initiatives and earnings per share expectations.
You are cautioned that these forward-looking statements are not guarantees of future performance, involve risks and uncertainties and actual results may differ materially from those projected in the forward-looking statements as a result of various factors.  These risks and uncertainties include, among other things, (a) economic conditions in the markets in which we operate, (b) the success of our operational strategies, (c) our relationships with the automobile manufacturers, (d) new and pre-owned vehicle sales volume, and (e) earnings expectations for the year ended December 31, 2014. These risks and uncertainties, as well as additional factors that could affect our forward-looking statements, are described in our Form 10-K for the year ending December 31, 2013.
These forward-looking statements, risks, uncertainties and additional factors speak only as of the date of this presentation.  We undertake no obligation to update any such statements.

CONTENT • STRATEGIC FOCUS • QUARTER IN REVIEW • FINANCIAL RESULTS • OPERATIONS RECAP • SUMMARY AND OUTLOOK 3

4 STRATEGIC FOCUS 1. Growth • Grow The Base Business • One Sonic-One Experience • EchoPark ® • Acquisitions & Open Points 2. Own Our Properties 3. Return Capital to Shareholders

STRATEGIC FOCUS
ONE SONIC-ONE EXPERIENCE

• Goals
– 1 Associate, 1 Price, 1 Hour
– Improve Transparency; Increase Trust
– Operational Efficiencies
• Pilot Store Underway
• 24 Month Implementation
Result - Increase Market Share and Customer Retention

STRATEGIC FOCUS
ONE SONIC-ONE EXPERIENCE
•
Speed Up the Transaction
– No Negotiation
•
Reduce Paperwork
– Electronic Signature
•
One Associate One Guest
– Technology Driven
– Training Supported
•
Reduce Headcount Through
Attrition
– Creates Significant Cost
Savings
•
Create Trust & Transparency
– Increased CSI, ASI and
Market Share
•
Brand the Retail Stores
– Increased Market Share &
Margins
•
Creates More of a Specialty
Retail Experience
– Apple, Starbucks, etc.

7 STRATEGIC FOCUS EchoPark ® Hub Opens November 3 2 Neighborhood Stores Open Late Nov & Dec

STRATEGIC FOCUS
ACQUISITIONS & OPEN POINTS
• Purchased Two Franchises, Jaguar (Q1) &
Nissan (Q3) during 2014
Estimated Annual Revenues of $55 million
• Open Points
Nissan in TN Market
Exploring Opportunities in Other Markets

9 STRATEGIC FOCUS OWN OUR PROPERTIES 2007 2008 2010 2011 2012 2013 Proj. - 2017 0% 12% 14% 18% 23% 31% 45%

STRATEGIC FOCUS
RETURN CAPITAL TO SHAREHOLDERS
• Unused Authorization of Approximately $ 93 million
• Quarterly Dividend of $0.025 Per Share
Shares
(in thousands)
Average Price /
Share
$
(in millions)
2014 Activity 1,668 $ 23.70 $ 39.5

Q3 2014 FINANCIAL REVIEW

Q3 2014 ADJUSTED RESULTS
12 (1) See Appendix for reconciliation to reported GAAP amounts.
B/(W) than Q3 2013
(amounts in millions, except per share data)
Q3 2014 $ %
Revenue $ 2,356 $ 113
5%
Gross Profit $ 341 $ 15
5%
Operating Profit $ 56 ($ 2) (3%)
Interest & Other ($ 17) $ 2 9%
Continuing Ops:
Profit (after tax) $ 24 ($ 1) (3%)
Diluted EPS $ 0.46 $ 0.00 0%
SG&A as % of Gross 79.4% (130 bps)
Discontinued Ops Profit/(Loss)  (after tax) ($1) $1
(1)
(1)
(1)
(1)
(1)
(1)

EPS ADJUSTMENTS

(1) See Appendix for reconciliation to reported GAAP amounts.
(amounts in millions, except per share date)
Q3 2014 Q3 2013
Pre Tax EPS Pre Tax EPS
Unadjusted EPS $ 0.47 $ 0.46
Storm Damage $ 2.2 $ 0.03 $ 0.0 $ 0.00
Gain on Disposal ($3.2) ($ 0.04) $ 0.0 $ 0.00
Impairment $0.2 $ 0.00 $ 0.0 $ 0.00
Adjusted EPS
(1)
$ 0.46 $ 0.46
-
-

STRATEGIC INITIATIVE IMPACT ON
EPS

(amounts in millions, except per share date)
Q3 2014
Pre-Tax EPS
Adjusted
(1)
$ 0.46
EchoPark® $ 3.6 $ 0.05
One Sonic-One Experience $ 3.1 $ 0.04
Centralization of Business Office $ 0.7 $ 0.01
Excluding Effect of Strategic Initiatives $ 0.56
(1) See Appendix for reconciliation to reported GAAP amounts.

TOTAL GROSS 15 $ 341 M $ 326 M $69 $72 $40 $36 $155 $149 $77 $69 New Used F&I Fixed Q3 2014 Q3 2013

SG&A TO GROSS 16 78.1% 79.4% (1) See Appendix for reconciliation to reported GAAP amounts. 4.1% 4.3% 47.8% 46.5% 5.3% 5.8% 22.2% 21.5% Advertising Comp Rent Other Q3 2014 Adjusted (1) Q3 2013

STRATEGIC INITIATIVE IMPACT ON
SG&A

(amounts in millions, except per share date)
Q3 2014
Pre-Tax SG&A %
Adjusted
(1)
79.4%
EchoPark® $ 3.6 1.1%
One Sonic-One Experience $ 3.1 0.9%
Centralization of Business Office $ 0.7 0.2%
Excluding Effect of Strategic Initiatives 77.2%
(1) See Appendix for reconciliation to reported GAAP amounts.

STRATEGIC INITIATIVE SPEND 18 (in millions) Actual YTD Q3 2014 Estimated FY 2014 EchoPark® $ 8.6 $ 12.0 One Sonic-One Experience $ 6.6 $ 10.0 Centralization of Business Office $ 1.0 $ 3.0

CAPITAL SPEND
(amounts in millions)
YTD Q3 2014
ESTIMATED
2014
Real Estate Acquisitions $ 12.3 $ 39.6
All Other Cap Ex 77.7 143.4
Subtotal $ 90.0 $ 183.0
Less: Mortgage Funding (40.4) (40.4)
Total Cash Used – Cap Ex $ 49.6 $ 142.6
Note – Spending excludes the effect of  franchise acquisitions.

LIQUIDITY 20 (amounts in millions) Q3 2014 Q4 2013 Cash $ 1.7 $3.0 Revolver Availability 105.2 126.0 Used floor plan availability 46.6 27.1 Floor plan deposit balance 107.5 65.0 Total $ 261.0 $221.1

DEBT COVENANTS Covenant Actual Q3 2014 Liquidity Ratio >= 1.05 1.22 Fixed Charge Coverage Ratio >= 1.20 1.74 Total Lease Adjusted Leverage Ratio <= 5.50 4.14 21 Compliant with all Covenants

OPERATIONS REVIEW

NEW VEHICLE RETAIL
Same Store
Q3 2014 Q3 2013 B/(W)
Revenue $ 1,295 million $ 1,193 million 8.5%
Volume 35,970 33,541 7.2%
Selling Price $ 35,999 $ 35,579 1.2%
Gross Margin % 5.2% 5.8% (60 bps)
GPU $ 1,881 $ 2,074 ($ 193)
Gross Profit $ 68 million $ 70 million (2.7%)
SAAR (includes fleet)
16.7 million 15.6 million 7.1%

USED VEHICLE RETAIL
Same Store
Q3 2014 Q3 2013 B/(W)
Revenue $ 569 million $ 544 million 4.6%
Retail Volume 27,000 26,953 0.2%
Used Retail GPU $ 1,504 $ 1,413 $ 92
Used Related Retail Gross* $ 86 million $ 80 million $ 6 million
Used to New 0.75 : 1 0.80 : 1 (0.05)
Vehicles / store / month 90 90 0

* - Includes Front-End Gross Plus F&I Related Gross and Fixed
Operations Related Gross

FIXED OPS
SAME STORE
Q3 2014 B/(W) than Q3 2013
(amounts in millions)
2014 $ %
Revenue $ 318 $ 16 5.3%
Gross Profit $ 152 $ 6 4.4%

QTD YOY Gross Profit Change Breakdown:
•
Customer Pay Up 3.1%
•
Whsl. Parts Up 1.8%
•
Internal & Sublet Up 5.3%
•
Warranty Up 8.9%

26 STRATEGIC FOCUS ONE SONIC-ONE EXPERIENCE Units and 2014 Market Share % 13.1% 14.6% 18.0% 20.8% June July August September 153 177 209 124 148 181 271 226 2013 Units 2014 Units

SUMMARY

Posted All-Time Record Quarterly New Retail Unit
Sales and Q3 Total Gross Profit
One Sonic-One Experience Meets Initial Expectations –
Will Begin Roll-Out to Charlotte Market
Echopark
®
Opens in Q4
Anticipate Significant Cap Exp Spending in Q4 Related
to Property Acquisitions and Construction
Share Repurchase Activity to Continue Based on
Market Conditions
SUMMARY

Appendix 30

NON-GAAP RECONCILIATIONS 31

NON-GAAP RECONCILIATIONS 32